STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 29,797,017	$ 25,236,978
Receivables:
Notes receivable from participants	0	445
Total assets	29,797,017	25,237,423
Liabilities
Accounts payable	0	28,385
Total liabilities	0	28,385
Net assets available for benefits	$ 29,797,017	$ 25,209,038